EXCHANGE AGREEMENT

                             AND FIRST AMENDMENT TO

                    PURCHASE AGREEMENT (Dated April 14, 2000)

                                  by and among

                                  PEAPOD, INC.,

                                       and

                             KONINKLIJKE AHOLD N.V.

                          Dated as of October 12, 2000



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                                TABLE OF CONTENTS


                                                                           Page

ARTICLE I  EXCHANGE AND AMENDMENT.............................................1

         1.1.  Exchange.......................................................1
         1.2.  The Closing....................................................2
         1.3.  Deliveries at the Exchange Closing.............................2
         1.4.  Amendment to the Purchase Agreement Following the Exchange.....2

ARTICLE II  CONDITIONS TO THE OBLIGATIONS OF THE INVESTOR.....................3

         2.1.  Accuracy of Representations and Warranties.....................3
         2.2.  Approval.......................................................3

ARTICLE III  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY.....................3

         3.1.  Accuracy of Representations and Warranties.....................3

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................3

         4.1.  Organization and Standing......................................3
         4.2.  Capital Stock..................................................4
         4.3.  Subsidiaries...................................................5
         4.4.  Authorization; Enforceability..................................5
         4.5.  No Violation; Consents.........................................5
         4.6.  Fully Paid Shares..............................................5

ARTICLE V  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.....................6

         5.1.  Authorization; Enforceability; No Violations...................6
         5.2.  Consents.......................................................6
         5.3.  Private Placement..............................................6
         5.4.  Ownership......................................................7

ARTICLE VI  COVENANTS.........................................................7

         6.1.  Agreement to Pay Accrued Dividends.............................7
         6.2.  Securities Legends.............................................8

ARTICLE VII  SURVIVAL; INDEMNIFICATION........................................8

         7.1.  Survival.......................................................8
         7.2.  Indemnification................................................8

ARTICLE VIII  DEFINITIONS....................................................10

         8.1.  Definitions...................................................10

ARTICLE IX  MISCELLANEOUS....................................................12

         9.1.  Notices.......................................................12
         9.2.  Fees and Expenses.............................................13
         9.3.  Specific Performance..........................................13
         9.4.  Entire Agreement; Waivers and Amendments......................14
         9.5.  Assignment; Binding Effect....................................14
         9.6.  Severability..................................................14
         9.7.  No Third Party Beneficiaries..................................14
         9.8.  Public Announcements..........................................14
         9.9.  Governing Law.................................................15
         9.10.  Interpretation...............................................15
         9.11.  Captions.....................................................15
         9.12.  Counterparts.................................................15

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EXHIBITS

Exhibit A.........Series B Certificate of Designations

Exhibit B.........Form of Series C Certificate of Designations

Exhibit C.........Waiver

Exhibit D.........Amended and Restated Stockholders Rights Agreement

Exhibit E.........Opinion of Sidley & Austin

                               EXCHANGE AGREEMENT

          THIS EXCHANGE AGREEMENT AND FIRST AMENDMENT TO PURCHASE AGREEMENT (dated April 14, 2000) (this "Agreement") is made and entered into as of October 12, 2000, by and between PEAPOD, INC., a Delaware corporation (the "Company") and Koninklijke Ahold N.V., a public company with limited liability incorporated under the laws of The Netherlands (the "Investor"). Certain capitalized terms used herein shall have the meanings set forth in Article VIII.

                                 R E C I T A L S

          WHEREAS, the Investor purchased from the Company, and the Company sold to the Investor, 726,371 shares of Series B Convertible Preferred Stock, par value $0.01 per share, of the Company ("Series B Preferred Stock"), having the rights, preferences and terms set forth in the form of Certificate of Designations of Series B Convertible Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on June 29, 2000 (attached hereto as Exhibit A) (the "Series B Certificate of Designations"), all upon the terms and subject to the conditions set forth in that certain Purchase Agreement, dated as of April 14, 2000 by and between the Company and the Investor (the "Purchase Agreement");

          WHEREAS, the Investor desires to exchange the 726,371 shares of Series B Preferred Stock for 726,371 shares of Series C Convertible Preferred Stock, par value $0.01 per share, of the Company, (the "Series C Preferred Stock") having the rights, preferences and terms set forth in the form of Certificate of Designations of Series C Convertible Preferred Stock of the Company, attached hereto as Exhibit B (the "Series C Certificate of Designations"); and

          WHEREAS, the Company desires to issue 726,371 shares of Series C Preferred Stock in exchange for 726,371 shares of the Series B Preferred Stock;

          NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                             EXCHANGE AND AMENDMENT

          1.1. Exchange. Upon the terms and subject to the conditions set forth in this Agreement, the Investor and the Company agree to exchange (the "Exchange") the 726,371 shares of Series B Preferred Stock (the "Series B Shares") held by the Investor for 726,371 shares of Series C Preferred Stock (the "Series C Shares").

          1.2. The Closing. The closing (the "Exchange Closing") of the Exchange hereunder shall take place at the offices of Sidley & Austin, Bank One Plaza, 10 South Dearborn, Chicago, Illinois at 10:00 a.m. Chicago time, on the date hereof or at such other time and place as the parties hereto shall agree in writing. The date on which the Exchange Closing occurs is referred to herein as the "Exchange Closing Date."

          1.3. Deliveries at the Exchange Closing. (a) At the Exchange Closing, the Company shall issue and deliver to the Investor all of the following:

                    (i) Certificates representing an aggregate of 726,371 shares of Series C Preferred Stock in definitive form and registered in the name of the Investor or its nominee or designee and in such denominations as the Investor shall request in writing at least two
          (2) Business Days prior to the Exchange Closing Date, together with all other documents required hereunder to be delivered by the Company to the Investor at the Exchange Closing;

                    (ii) Certificate of good standing of the Company issued as of a recent date by the Secretary of State of the State of Delaware; and

                    (iii) Certificate of the secretary of the Company, dated the Exchange Closing Date, in form and substance reasonably satisfactory to the Investor, as to (A) the Certificate of Incorporation of the Company; (B) the resolutions of the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and (iii) the incumbency of the officers of the Company executing this Agreement.

          (b) At the Exchange Closing, the Investor shall deliver to the Company all of the following;

                    (i) Certificates representing 726,371 shares of the Series B Preferred Stock; and

                    (ii) Duly executed stock powers in favor of the Company in respect of such certificates.

                  1.4. Amendment to the Purchase Agreement Following the Exchange. Effective as of the Exchange Closing Date, the Purchase Agreement shall be amended as follows: in Article I, the definition of "Series B Preferred Stock" shall be amended by adding, after the phrase "shall mean the Series B Convertible Preferred Stock, par value $0.01 per share, of the Company" the words "or any securities for which the Series B Convertible Preferred Stock is exchanged."


                                   ARTICLE II

                  CONDITIONS TO THE OBLIGATIONS OF THE INVESTOR

          The obligation of the Investor to consummate the Exchange is subject to the satisfaction of the following conditions as of the Exchange Closing:

          2.1. Accuracy of Representations and Warranties. The representations and warranties contained in Article IV hereof shall be true and correct in all material respects at and as of the Exchange Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein;

          2.2. Approval. The transactions contemplated by this Agreement shall have been approved by all requisite corporate action by the Company's board of directors under the laws of the State of Delaware.

          2.3. Certificate of Designations. The Certificate of Designations of Series C Convertible Preferred Stock shall have been filed with the Secretary of State of the State of Delaware.

          2.4. Stockholders Rights Agreement. The Amended and Restated Stockholders Rights Agreement between the Company and First Chicago Trust Company of New York, a division of Equiserve, shall have been amended as reflected in the form attached as Exhibit D hereto.

          2.5. Opinion of Sidley & Austin. Sidley & Austin, counsel to the Company, shall have delivered to the Investor an opinion, dated such Exchange Closing Date, addressed to the Investor, substantially in the form attached as Exhibit E hereto.


                                   ARTICLE III

                  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

          The obligation of the Company to consummate the Exchange is subject to the satisfaction of the following condition as of the Exchange Closing:

          3.1. Accuracy of Representations and Warranties. The representations and warranties contained in Article V shall be true and correct in all material respects at and as of the Exchange Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          Except as disclosed in that section of the document of even date herewith and delivered by the Company to the Investor prior to the execution and delivery of this Agreement (the "Disclosure Schedule") corresponding to the Section of this Agreement to which any of the following representations or warranties pertain, the Company hereby represents and warrants to the Investor, as of the date of this Agreement, as follows:

          4.1. Organization and Standing. The Company is duly incorporated, validly existing and in good standing as a domestic corporation under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and as proposed to be conducted. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except where the failure to so qualify or be in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.2. Capital Stock. On the date hereof, the authorized capital stock of the Company will consist solely of (a) 100,000,000 shares of Common Stock and
(b) 10,000,000 shares of Preferred Stock. As of the date hereof, of the 100,000,000 shares of Common Stock authorized, (i) 17,967,562 shares of Common Stock are issued and outstanding, (ii) 41,913,066 shares are reserved for issuance pursuant to outstanding options and warrants and existing employee stock plans, (iii) immediately prior to the Exchange, 19,369,873 shares are reserved for issuance upon conversion of the shares of Series B Preferred Stock, and (iv) 19,369,873 shares will be reserved for issuance upon conversion of the shares of Series C Preferred Stock. As of the date hereof, of the 10,000,000 shares of Preferred Stock authorized, (i) 1,000,000 shares have been designated Series A Preferred Stock, none of which will be issued or outstanding but all of which have been reserved for issuance upon the exercise of rights under the Rights Agreement, (ii) 730,000 shares have been designated Series B Preferred Stock, 726,371 of which are issued and outstanding immediately prior to the Exchange, and (ii) 730,000 shares will have been designated Series C Preferred Stock. Each share of capital stock of the Company that is issued and outstanding is duly authorized, validly issued, fully paid and nonassessable, and will not be subject to nor issued in violation of, any preemptive rights. All shares of Series C Preferred Stock issued at the Exchange Closing, or as a dividend on any outstanding shares of Series C Preferred Stock, will be duly authorized, validly issued, fully paid and nonassessable. Upon conversion of any shares of Series C Preferred Stock in accordance with their terms, all of the Common Stock issued upon such conversion will be duly authorized, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4.2 or as contemplated by this Agreement, at the date hereof there are, and immediately following the Exchange Closing there will be (a) no outstanding or authorized options, warrants, agreements, conversion rights, preemptive rights, other rights, subscriptions, claims of any character, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to shares of capital stock of the Company or any of its Subsidiaries or pursuant to which the Company or any of its Subsidiaries is or may become obligated to issue shares of its capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, purchase or acquire, any shares of the capital stock of the Company or any of its Subsidiaries, (b) no restrictions upon the dividends, voting or transfer of any shares of capital stock of the Company pursuant to its Charter, Bylaws or other governing documents or any agreement or other instruments to which it is a party or by which it is bound, and (c) no shares of Common Stock or Preferred Stock held by the Company in its treasury. The holders of the Series C Preferred Stock will, upon issuance thereof, have the rights set forth in the Series C Certificate of Designations. Neither the Company nor any of its Subsidiaries has authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible or exercisable for or exchangeable into securities the holders of which have the right to vote) with the stockholders of such person on any matter. Following the Exchange Closing, and except as contemplated by this Agreement or the Rights Agreement or as set forth on Schedule 4.2, there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Common Stock or capital stock of the Company or any of its Subsidiaries.

          4.3. Subsidiaries. The Company has no Subsidiaries.

          4.4. Authorization; Enforceability. The Company has the corporate power to execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement and to consummate the transactions contemplated hereby and thereby. No other corporate proceedings on the part of the Company are necessary therefor. The Company has duly executed and delivered this Agreement. This Agreement will constitute, when executed and delivered by the Company, assuming due execution by the Investor, the legal, valid and binding obligations of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          4.5. No Violation; Consents. (a) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby does not and will not contravene any Applicable Law, except for any such contraventions that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (i) will not (x) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, Benefit Plan, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of their properties or assets is subject, except to the extent any such conflict or breach, singly or in the aggregate, would not have a Material Adverse Effect, (y) result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of the properties or assets of any of them, or (z) except as set forth on Schedule 4.5(a), obligate the Company to make any payment or incur any additional obligation, or give rise to any right of any person with respect to the Company, under any term or provision of any contract or agreement, the Charter or Bylaws of the Company, any Benefit Plan or any Applicable Law, that relates to a change of control or ownership of the Company or any similar provision, (ii) will not violate any provision of its Charter or Bylaws, and (iii) will not result in the Investor or any of its Affiliates or Permitted Transferees being (x) an "Acquiring Person" under the Amended and Restated Stockholder Rights Agreement, dated as of April 14, 2000 (the "Rights Agreement"), by and between the Company and First Chicago Trust Company of New York, a division of Equiserve, as Rights Agent, or (y) an "interested stockholder," under Section 203 of the DGCL.

          (b) Except as set forth on Schedule 4.5(b), no consent, authorization or order of, or filing or registration with, any Governmental Authority or other person is required to be obtained or made by the Company or any of its Subsidiaries for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.


                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

          Except as disclosed in that section of the document of even date herewith and delivered by the Investor to the Company prior to the execution and delivery of this Agreement (the "Investor Disclosure Schedule") corresponding to the Section of this Agreement to which any of the following representations or warranties pertain, the Investor hereby represents and warrants to the Company, as of the date of this Agreement, as follows:

          5.1. Authorization; Enforceability; No Violations. (a) The Investor is duly organized and validly existing in good standing as a corporation under the laws of its jurisdiction of organization and has all requisite corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Investor has the corporate power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Agreement and to consummate the transactions contemplated hereby. No other corporate proceedings on the part of the Investor are necessary therefor.

          (b) The Investor has duly executed and delivered this Agreement. This Agreement will constitute, when executed and delivered by the Investor, assuming the due execution by the Company, the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          5.2. Consents. No consent, authorization or order of, or filing or registration with, any Governmental Authority or other person is required to be obtained or made by the Investor for the execution, delivery and performance by the Investor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3. Private Placement. (a) The Investor understands that (i) the issuance of the Series C Shares by the Company to the Investor is intended to be exempt from registration under the Securities Act pursuant to section 4(2) thereof, and (ii) there is no existing public or other market for the Securities.

          (b) The Series C Shares to be acquired by the Investor pursuant to this Agreement are being acquired for its own account and without a view to making a distribution thereof in violation of the Securities Act, without prejudice, however, to its right to sell or otherwise dispose of all or any part of such securities in compliance with the provisions of the Securities Act and applicable state securities or "blue sky" laws.

          (c) The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Series C Preferred Stock and the Investor is capable of bearing the economic risks of such investment, including a complete loss of its investment in the shares of Series C Preferred Stock.

          (d) The Investor is an "accredited investor," as such term is defined in Regulation D under the Securities Act.

          (e) The Investor acknowledges that the Company will rely on the accuracy and truth of its representations in this Section 5.3, and the Investor hereby consents to such reliance.

          (f) The Investor has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the terms and conditions of this transaction, as well as to obtain any information requested by the Investor. Any questions raised by the Investor concerning the transaction have been answered to the satisfaction of the Investor. The Investor's decision to enter into the transactions contemplated hereby is based in part on the answers to such questions as the Investor has raised concerning the transaction and on the Investor's own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

          5.4. Ownership. The Series B Shares are free and clear of any Liens or Encumbrances (except for those expressly set forth in this Agreement, the Series B Certificate of Designations and applicable Federal and state securities laws and regulations). The exchange of the Series B Shares for the Series C Shares as contemplated by this Agreement is not subject to any preemptive right or right of first refusal. Upon the consummation of the Exchange, the Company will acquire good and marketable title to each of the Series B Shares, free and clear of any Lien or Encumbrance, and will be entitled to all the rights and benefits of a holder of such securities.


                                   ARTICLE VI

                                    COVENANTS

          6.1. Agreement to Pay Accrued Dividends. The parties hereto hereby acknowledge and agree that as of September 30, 2000, dividends had accrued and become payable with respect to the Series B Shares, subject to that certain waiver, dated as of October 2, 2000 between the parties (attached hereto as Exhibit C) (the "Waiver"). The Company hereby agrees that such dividends are due and owing to the Investor and, notwithstanding the Exchange, shall be accumulated, compounded and paid in accordance with the terms of the Series B Certificate of Designations and the Waiver.

          6.2. Securities Legends. Each certificate evidencing ownership of the Series C Shares shall be stamped or otherwise have endorsed or imprinted thereon a legend in substantially the following form, so long as applicable:

          "THE  SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND THE SECURITIES LAWS OF ANY APPLICABLE STATE."

          Notwithstanding the foregoing, upon receipt by the Company of evidence and documents reasonably satisfactory to it of the termination of the requirement that all or any part of any of the foregoing legends be placed upon a certificate and upon the written request of the holders of the securities represented thereby, the Company shall issue certificates for such securities that do not bear such legend.

                                   ARTICLE VII

                            SURVIVAL; INDEMNIFICATION

          7.1. Survival. All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any Schedule hereto, shall survive for a period of two years following the Exchange Closing; provided, however, that with respect to claims asserted pursuant to Section 7.2 before the expiration of the applicable representation or warranty, such claims shall survive until the date they are finally liquidated or otherwise resolved. The covenants and agreements of the parties contained in this Agreement shall remain in full force and effect in accordance with the terms hereof.

          7.2. Indemnification. (a) The Company and each of its Subsidiaries hereby agree to indemnify, defend, and hold harmless the Investor (and its directors, officers, Affiliates, successors, and assigns) from and against all losses, liabilities, damages, costs, or expenses, including interest, penalties, and reasonable attorneys' fees and expenses, (collectively, "Losses"), or other diminution in the value of the Series C Shares, arising out of, based upon, or otherwise resulting from (i) any inaccuracy in any representation or breach of any warranty of the Company contained in this Agreement or in any Schedule hereto or (ii) the breach or nonfulfillment of any covenant, agreement, or other obligation of the Company under this Agreement or the Series C Certificate of Designations.

          (b) The Investor hereby agrees to indemnify, defend, and hold harmless the Company (and its respective directors, officers, partners, principals, Affiliates, successors, and assigns) from and against any Losses arising out of, based upon, or otherwise resulting from (i) any inaccuracy in any representation or breach of any warranty of the Investor contained in this Agreement or in any Schedule hereto or (ii) the breach or nonfulfillment of any covenant, agreement, or other obligation of the Investor under this Agreement.

          (c) Promptly after the receipt by any party hereto of notice of any third-party claim or the commencement of any third-party action, suit or proceeding subject to indemnification hereunder (a "Third-Party Claim"), such party (the "Indemnified Party") will, if a claim in respect thereto is to be made against any party obligated to provide indemnification hereunder (the
"Indemnifying Party"), give such Indemnifying Party prompt written notice of such Third-Party Claim; provided, however, that the failure to provide such notice will not relieve the Indemnifying Party of any of its obligations, or impair the right of the Indemnified Party to indemnification pursuant to this
Section 7.2 unless, and only to the extent that, such failure materially prejudices the Indemnifying Party's opportunity to defend or compromise the Third-Party Claim or such failure directly increases the amount of indemnification payments hereunder over and above the amount thereof that would otherwise have been payable had such notice been provided as aforesaid. If the Indemnified Party is not a litigant, participant, or real party in interest in the Third-Party Claim, the Indemnifying Party shall be entitled and required to assume the defense of such Third-Party Claim and defend the same at its own expense and shall have sole authority to compromise or settle the same. If the Indemnified Party is a litigant, participant, or real party in interest in the Third-Party Claim (an "Interested Third-Party Claim"), the Indemnifying Party shall have the right, at its option, to defend at its own expense and by its own counsel such Interested Third-Party Claim, provided that (i) such counsel is reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party is kept reasonably informed of all developments, is furnished with copies of all documents and papers related thereto, and is given the right to participate in the defense and investigation thereof at the expense of the Indemnified Party as provided below, and (iii) such counsel proceeds with diligence and in good faith with respect thereto. If any Indemnifying Party shall undertake to defend any Interested Third-Party Claim, it shall notify the Indemnified Party of its intention to do so promptly (and in any event no later than thirty (30) days) after receipt of notice of the Interested Third-Party Claim, and the Indemnified Party agrees to cooperate in good faith with the Indemnifying Party and its counsel in the defense of such Interested Third-Party Claim. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in the defense and investigation of any such Interested Third-Party Claim with its own counsel at its own expense, except that the Indemnifying Party shall bear the expense of one such separate counsel if (A) in the written opinion of counsel to the Indemnified Party reasonably acceptable to the Indemnifying Party, the use of counsel of the Indemnifying Party's choice to represent both the Indemnifying Party and the Indemnified Party in such matter would be expected to give rise to a conflict of interest, (B) there are or may be legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, (C) the Indemnifying Party shall not have employed counsel to represent the Indemnified Party within a reasonable time after notice of such Interested Third-Party Claim is given to the Indemnifying Party or after notice that the Indemnifying Party intends to assume the defense of the Interested Third-Party Claim is given to the Indemnified Party, or (D) the Indemnifying Party shall authorize the Indemnified Party in writing to employ separate counsel at the expense of the Indemnifying Party. The Indemnifying Party shall not settle any Interested Third-Party Claim without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld (except that no such consent shall be required if such settlement contains a complete release of all liability related to such Interested Third-Party Claim). If, under the foregoing provisions, the Indemnified Party assumes control of the defense of any Interested Third-Party Claim, the Indemnified Party shall not settle such Interested Third-Party Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld.

          (d) Except to the extent otherwise required by law, any indemnity payment made pursuant to this Section 7.2 or other payment made pursuant to this Agreement shall be treated by the parties and their Affiliates on their Tax Returns as an adjustment to the consideration being provided for the Series C Shares hereunder. For purposes of this Section 7.2, Losses shall include any tax liabilities of the Indemnified Party resulting from the indemnity payments and shall be reduced by the Indemnified Party by any tax benefits realized by the Indemnified Party as a result of the losses, liabilities, damages, costs or expenses included in computing the Losses.


                                  ARTICLE VIII

                                   DEFINITIONS

          8.1.  Definitions.  The  following  terms when used in this  Agreement
(including  the  Schedules  and  Exhibits   hereto)  shall  have  the  following
respective meanings:

          "Affiliate" of a Person means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes of this definition and the definition of "Subsidiary" below, "control" (or "controlled," as the context may require) shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

          "Agreement" has the meaning set forth in the first paragraph of this Agreement.

          "Applicable Law" means, with respect to any person, any law, statute, rule regulation, order, writ, injunction, judgment or decree of any Governmental Authority to which such person or any of its subsidiaries is bound or to which any of their respective properties is subject.

          "Benefit Plan" has the meaning set forth in the Purchase Agreement.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Illinois or New York are required or authorized by law to be closed.

          "Charter" means, with respect to any corporation, the certificate of incorporation or articles of incorporation of such corporation.

          "Common Stock" has the meaning set forth in the recitals of this Agreement.

          "Company" has the meaning set forth in the first paragraph of this Agreement.

          "Disclosure Schedule" has the meaning set forth in the first paragraph of Article II.

          "Exchange" shall have the meaning set forth in Section 1.1.

          "Exchange Closing" has the meaning set forth in Section 1.2.

          "Exchange Closing Date" has the meaning set forth in Section 1.2.

          "Governmental Authority" means any federal, state, local or foreign governmental or regulatory authority.

          "Indemnified Party" and "Indemnifying Party" have the respective meanings set forth in Section 5.2.

          "Indemnity Threshold" has the meaning set forth in Section 7.2.

          "Interested  Third  Party  Claim" has the meaning set forth in Section
7.2.

          "Investor" has the meaning set forth in the first paragraph of this Agreement.

          "Investor Disclosure Schedule" has the meaning set forth in the first paragraph of Article III.

          "Lien or Encumbrance" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right, easement, servitude, transfer limit, restriction, title defect or other encumbrance.

          "Losses" has the meaning set forth in Section 7.2.

          "Material Adverse Effect" means a material adverse effect (i) on the business, operations, prospects, properties, earnings, assets, liabilities or condition (financial or other) of the Company and its Subsidiaries, taken as a whole, or (ii) on the ability of the Company or any of its Subsidiaries to perform its obligations hereunder.

          "Permitted Lien" means: (i) liens for Taxes and other governmental charges and assessments arising in the ordinary course of business which are not yet due and payable, (ii) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable, (iii) other liens or imperfections on property which are not material in amount, do not interfere with, and are not violated by, the consummation of the transactions contemplated by this Agreement, and do not impair the marketability of, or materially detract from the value of or materially impair the existing use of, the property affected by such lien or imperfection, and (iv) liens created or permissible under the Credit and Security Agreements, dated as of April 14, 2000 between the Company and the Investor.

          "Permitted Transferee" means any Person.

          "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity or organization.

          "Preferred Stock" means the preferred stock, par value $.01 per share, of the Company.

          "Purchase Agreement" has the meaning set forth in the recitals of this Agreement.

          "Rights Agreement" has the meaning set forth in Section 4.5.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          "Series B Certificate of Designations" has the meaning set forth in the recitals of this Agreement.

          "Series C Certificate of Designations" has the meaning set forth in the recitals of this Agreement.

          "Series B Preferred Stock" and "Series B Shares" have the respective meanings set forth in the recitals of this Agreement.

          "Series C Preferred Stock" and "Series C Shares" have the respective meanings set forth in the recitals of this Agreement.

          "Subsidiary" means, with respect to any Person, any entity controlled (as such term is defined in the definition of "Affiliate" above) by such Person.

          "Tax Returns" has the meaning set forth in the Purchase Agreement.

          "Third Party Claim" has the meaning set forth in Section 7.2.

          "Waiver" has the meaning set forth in Section 6.1.


                                   ARTICLE IX

                                  MISCELLANEOUS

          9.1. Notices. Any notices and other communications required to be given pursuant to this Agreement shall be in writing and shall be effective upon delivery by hand (against written receipt) or upon receipt if sent by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by telex or facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type and with physical delivery of the communication being made by one of the other means specified in this Section
10.1 as promptly as practicable thereafter). Notices are to be addressed as follows:

          (a)  If to the Company to:

               Peapod, Inc.
               9933 Woods Drive
               Skokie, Illinois  60077
               Attention: Andrew Parkinson, Chairman
               Telecopy No.:  (847) 583-9495

               With a copy to:

               Sidley & Austin
               Bank One Plaza
               10 South Dearborn Street
               Chicago, Illinois 60603
               Attention: Christine A. Leahy, Esq.
               Telecopy No.:  (312) 853-7036

          (b)  If to the Investor to:

                Koninklijke Ahold N.V.
                c/o The Stop and Shop Supermarket Company
                1385 Hancock Street
                Quincy, Massachusetts  02169
                Attention:  David Kramer, Esq.
                Telecopy No.:  (617) 770-6013

          and:

                Koninklijke Ahold N.V.
                Albert Heijnweg 1
                1507 EH Zaandam, The Netherlands
                Attention:  Ton van Tielraden, Esq.
                Telecopy No.:  (31-75) 659-8366

          with a copy (which shall not constitute notice) to:

                 White & Case
                 1155 Avenue of the Americas
                 New York, New York  10036
                 Attention: Maureen S. Brundage, Esq./John M. Reiss, Esq. Telecopy No.: (212) 354-8113

or to such other respective addresses as any of the parties hereto shall designate to the others by like notice, provided that notice of a change of address shall be effective only upon receipt thereof.

          9.2. Fees and Expenses. Except as provided herein, each of the parties hereto shall pay its own respective fees and expenses (including, without limitation, the fees and disbursements of any attorneys, accountants, investment bankers, consultants or other Representatives) incurred in connection with this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated.

          9.3. Specific Performance. Each party hereto acknowledges and agrees that in the event of any breach or default by the other party under this Agreement, the other party hereto would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that in such case (i) each defaulting party hereto will waive, in any action, suit or proceeding for specific performance or other relief referred to in this paragraph, the defense of adequacy of money damages or a remedy at law, and (ii) the other non-defaulting party shall be entitled, in addition to any other remedy to which it may be entitled at law or in equity or otherwise, to compel specific performance of this Agreement or to obtain a temporary restraining order, preliminary and permanent injunction or other equitable relief or remedy, in any action, suit or proceeding instituted in any state or federal court.

          9.4. Entire Agreement; Waivers and Amendments. This Agreement (including the Exhibits hereto and the documents and instruments referred to herein) contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, representations and understandings with respect thereto except for the purposes of Section 6.1, the Series B Certificate of Designations and the Waiver. This Agreement may only be amended or modified, and the terms hereof may only be waived, by a writing signed by both parties hereto or, in the case of a waiver, by the party entitled to the benefit of the terms being waived.

          9.5. Assignment; Binding Effect. This Agreement may not be assigned or delegated, in whole or in part, by either party hereto without the prior written consent of the other party hereto, except that the Investor shall have the right at any time, without such consent, to assign its right hereunder to exchange the Series B Shares for the Series C Shares to any wholly owned Subsidiary of the Investor (in which event, the Investor shall irrevocably and unconditionally guarantee the performance by such Subsidiary of the Investor's obligation hereunder to exchange such Series B Shares for such Series C Shares). Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          9.6. Severability. In the event that any provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent declared invalid or unenforceable without affecting the validity or enforceability of the other provisions of this Agreement, and the remainder of this Agreement shall remain binding on the parties hereto (so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party). Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

          9.7. No Third Party Beneficiaries. This Agreement is for the benefit of the parties hereto and is not intended to confer upon any other Person any rights or remedies hereunder.

          9.8. Public Announcements. Each party hereto shall notify the other prior to issuing any press release or making any public statement pertaining to this Agreement or the transactions contemplated hereby, and shall not issue any such press release or make any such public statement without obtaining the reasonable approval of the other parties prior thereto, except that the Company shall be permitted to disclose this Agreement, the Transaction Documents and the transactions contemplated herein and therein to Nasdaq and each party will in any event have the right to issue any such release or statement upon advice of its counsel that such issuance is required in order to comply with any applicable law or any listing agreement with, or rules of, a national securities exchange to which such party is a party or subject.

          9.9. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, and each party hereto submits to the non-exclusive jurisdiction of the state and federal courts within the County of New York in the State of New York. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address set forth in Section 7.1, such service to become effective seven days after such mailing. Nothing herein shall affect the right of the Investor to serve process in any of the matters permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction. The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with the Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          9.10. Interpretation. This Agreement is the result of arms-length negotiations between the parties hereto and has been prepared jointly by the parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that the Agreement was prepared by any one party or that the Agreement shall be construed in favor of or against any one party.

          9.11. Captions. The Article and Section Headings in this Agreement are
inserted  for   convenience  of  reference   only,  and  shall  not  affect  the
interpretation of this Agreement.

          9.12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                           [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

                                              PEAPOD, INC.

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              KONINKLIJKE AHOLD N.V.

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                     [SIGNATURE PAGES TO EXCHANGE AGREEMENT]